BLACKROCK FUNDS II
BlackRock GNMA Portfolio
(the “Fund”)

SUPPLEMENT DATED JULY 2, 2009
TO THE BLACKROCK SHARES PROSPECTUS

The Expenses and Fees section applicable to the Fund is revised to reflect certain changes in the Fund’s contractual waiver. Accordingly, the Fund’s Expenses and Fees section is deleted and replaced with the following:

Expenses and Fees

As a shareholder you pay certain fees and expenses. Shareholder fees are paid out of your investment and annual fund operating expenses are paid out of Fund assets. The table below explains your pricing options and describes the fees and expenses that you may pay if you buy and hold BlackRock Shares of the GNMA Portfolio. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated below. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant. The “Annual Fund Operating Expenses” table is based on expenses for the most recent fiscal year (restated to reflect current fees).

Shareholder Fees (Fees paid directly from your investment)	BlackRock Shares

Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None

Redemption Fee	None

Exchange Fee	None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares

Management Fee	0.55%

Distribution and/or Service (12b-1) Fees	None

Other Expenses	0.21%

Interest Expense[1]	0.11%

Acquired Fund Fees and Expenses	0.02%

Total Annual Fund Operating Expenses[2]	0.89%

Fee Waivers and Expense Reimbursements[3]	(0.24)%

Net Annual Fund Operating Expenses[3]	0.65%

1	Interest Expense is required to be reported as part of operating expenses of the Fund for accounting purposes. The Fund incurs Interest Expense when making certain investments, such as reverse repurchase agreements and/or dollar roll transactions to seek to enhance the yield and total return of the portfolio. The amount of Interest Expense (if any) will fluctuate with the Fund’s use of those investments. The associated income or gain realized from such investments is not reflected in Expenses and Fees above.

2	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Fund’s annual report, which does not include Acquired Fund Fees and Expenses.

3	BlackRock has contractually agreed to waive or reimburse fees or expenses in order to limit Net Annual Fund Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.52% of average daily net assets until February 1, 2010. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years. After giving effect to all applicable expense limitation provisions, the Net Operating Expenses (excluding Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) were as follows:

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets)	BlackRock Shares

Net Annual Fund Operating Expenses[3]	0.52%

See the “Management of the Funds” section for a discussion of these waivers and reimbursements.

Example:

This example is intended to help you compare the cost of investing in the GNMA Portfolio with the cost of investing in other mutual funds. We are assuming an initial investment of $10,000, 5% total return each year with no changes in operating expenses and redemption at the end of each time period. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

BlackRock Shares	$66	$260	$470	$1,074

Code# PRO-BD7-0709-SUP3